ADVISORSHARES TRUST

ADVISORSHARES EQUITYPRO ETF

NYSE Arca Ticker: EPRO

ADVISORSHARES YIELDPRO ETF

NASDAQ Ticker: YPRO

Supplement dated May 18, 2015

to the Summary Prospectuses, Prospectuses, and Statement of Additional Information

dated November 1, 2014, as may be supplemented

This supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectuses, and Statement of Additional Information (“SAI”), as may be supplemented, for the AdvisorShares EquityPro ETF and AdvisorShares YieldPro ETF (the “Funds”) and should be read in conjunction with those documents.

Effective immediately, Robert D. Baker and Philip A. Voelker, each with The Elements Financial Group, LLC, investment sub-adviser to the Funds, will replace Joshua M. Emanuel as portfolio managers of the Funds. All references to Mr. Emanuel in the Summary Prospectuses, Prospectuses, and SAI are hereby deleted. Specific revisions to the Funds’ documents relating to Messrs. Baker and Voelker are set forth below.

Also effective immediately, the sub-advisory fee paid by AdvisorShares Investments, LLC, the investment advisor to the Funds, to The Elements Financial Group, LLC for its sub-advisory services to the Funds will increase from 0.40% of the average daily net asset of each Fund to 0.50%. There is no change to the aggregate advisory fee paid by each Fund to AdvisorShares Investments, LLC.

Summary Prospectuses and Prospectuses

The following replaces the portfolio manager information in the table on page 5:

Name and Title	Length of Service with Sub-Advisor
Robert D. Baker, Portfolio Manager	since 2015

Philip A. Voelker, Portfolio Manager	since 2015

Prospectuses

The following replaces the portfolio manager information on pages 12 and 15 of the Prospectuses for the EquityPro ETF and YieldPro ETF, respectively:

Robert D. Baker, Portfolio Manager. Mr. Baker joined the Sub-Advisor in 2015. He has been involved in the investment management and mutual fund industry for 30 years. Since 1998, Mr. Baker has been President of Advanced Asset Management Advisors, Inc., an SEC-registered investment advisory firm in Columbus, Ohio. From 1984 to 1998, Mr. Baker served as Vice President of R. Meeder & Associates and President of Meeder Advisory Services. Part of his responsibilities during that time included portfolio management and overseeing the Retirement Plan Services division. He also participated in the development, launch and marketing of twelve load and no-load mutual funds. From 1979 to 1984, Mr. Baker was affiliated with Bank One Trust Company (City National Bank & Trust Company) in Columbus, Ohio, where he was a Trust Officer involved in portfolio management. A native of Ohio, he graduated from The Ohio State University in 1981 with a Bachelor of Science Degree in Finance.

Philip A. Voelker, Portfolio Manager. Mr. Voelker joined the Sub-Advisor in 2015. He has spent the last 40 years managing portfolios with objectives ranging from short-term cash management to aggressive equity and venture capital investing. Unlike many generalists, his investment background is unique, having gained specialized portfolio management experience in each strategy. Mr. Voelker’s investment advisor and mutual fund management experience lends efficiencies to the company’s operations. Mr. Voelker is Chief Investment Officer of Advanced Asset Management Advisors, Inc. Prior to joining Advanced Asset Management Advisors in 2001, Mr. Voelker served as Chief Investment Officer for Meeder Asset Management from 1974 to 2001, where he was personally responsible for the firm’s multi-billion dollar investment management assignments. Mr. Voelker graduated cum laude from The Ohio State University in 1974.

Statement of Additional Information

The following replaces the corresponding information in the portfolio manager section of the SAI relating to the Funds (see pages 71 and 81):

Fund Shares Owned by Portfolio Managers.

Portfolio Manager	Dollar Range of Shares Owned in the Fund*
Robert D. Baker	None
Philip A. Voelker	None

* Information provided as of May 9, 2015.

Other Accounts Managed by Portfolio Managers. In addition to the Funds, each portfolio manager is responsible for the day-to-day management of certain other accounts as follows:

Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Robert D. Baker	2	$56	0	$0	724	$601.6
Philip A. Voelker	2	$56	0	$0	724	$601.6

* Information provided as of May 9, 2015.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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